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                                                                  EXHIBIT 10.9.3

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York  10153
ATTN:  Lisa Gordon, Esq.

                     ASSIGNMENT AND MODIFICATION OF MORTGAGE

                             DUPAGE COUNTY, ILLINOIS

                  KNOW ALL MEN BY THESE PRESENTS, that as of the 16th day of September, 2003, pursuant to this ASSIGNMENT AND MODIFICATION OF MORTGAGE (this "Assignment"), BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent ("Assignor"), in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, paid by LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as successor to Assignor as Administrative Agent ("Assignee"), does hereby assign, transfer, sell, convey and set over unto Assignee, its successors and assigns, all without recourse, warranty or representation, all and any of its right, title and interest in and to that certain mortgage granted by VARN INTERNATIONAL, INC., a Delaware corporation (successor by merger to JV ILL REALTY CORP., an Illinois corporation) having an address at c/o Day International Group, Inc., 130 West Second Street, Dayton, Ohio 45402 ("Mortgagor") in favor of Assignor (the "Mortgage"), such Mortgage being more particularly described in Exhibit A attached hereto and by this reference incorporated herein covering the property described in Exhibit B, together with any interest Assignor may have as mortgagee in the indebtedness described and secured by such instrument and the money due or to become due thereunder with interest. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

                  TO HAVE AND TO HOLD the same unto the said Assignee and its successors and assigns forever.

                  IT IS FURTHER AGREED that the Mortgage is hereby amended as follows:

                  1. The Mortgage is amended so that it will secure, among other things, an increase in the principal amount of the Indebtedness so that the maximum amount of Indebtedness which is secured by the Mortgage is $155,000,000.00 (ONE HUNDRED FIFTY FIVE MILLION DOLLARS AND 00/100).

                  2. The Mortgage is amended by deleting the reference in the opening paragraph to "BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent (in such capacity, "Mortgagee")" and substituting the following

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therefore: "LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue,
New York, New York 10019, as Administrative Agent (in such capacity, "Mortgagee")".

                  3. The Mortgage is amended by deleting the reference in the opening paragraph to "the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 (as the same may be amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement") among SG Cowen Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower")" and substituting the following therefore:

                  "the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower"), as further amended and restated pursuant to the Second Amended and Restated Senior Secured Credit Agreement dated as of September 16, 2003 among Lehman Brothers Inc. and Banc One Capital Markets, Inc. (successors in interest to SG Cowen Securities Corporation), as Joint Lead Arrangers, Bank One, NA, as Syndication Agent, National City Bank, as Documentation Agent, Mortgagee, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")."

                  4. Notwithstanding paragraph one herein, pursuant to subsection 10.1 of the Credit Agreement, upon the prior written request of the Borrower to the Administrative Agent, and without the written consent of the Required Lenders or the Lenders, the Indebtedness which is secured by the Mortgage may be increased by an amount not to exceed $32,000,000.00 (THIRTY TWO MILLION DOLLARS AND 00/100) and the Mortgage shall automatically secure such increased Indebtedness without the necessity of an amendment thereto.

                  This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

                  Assignor executes this Assignment solely with respect to the assignment provisions and not the amendment provisions hereof.

              [The rest of this page is intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties have caused these presents to be signed on the day and year first above written.

                                    MORTGAGOR:

                                    VARN INTERNATIONAL, INC., a
                                    Delaware corporation

                                    By: /s/ Thomas J. Koenig
                                        ----------------------------------------
                                        Name: Thomas J. Koenig
                                        Title: VP & CFO

                                    ASSIGNEE:

                                    LEHMAN COMMERCIAL PAPER INC., as successor
                                    Administrative Agent

                                    By: /s/ G. Andrew Keith
                                        ----------------------------------------
                                        Name: G. Andrew Keith
                                        Title: Authorized Signatory

                                    ASSIGNOR:

                                    BANK ONE, NA, as Administrative Agent

                                    By: /s/ Joey D. Williams
                                        ----------------------------------------
                                        Name: Joey D. Williams
                                        Title: VP

                                        3
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                                 ACKNOWLEDGEMENT

STATE OF                    )
                            ) ss.:
COUNTY OF                   )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                    ____________________________________________
                                    (signature and office of individual taking acknowledgement)

                                    ______________________________
                                    Name:
                                    Notary Public

[NOTARY SEAL]                       ______________County, ________

                                    My Commission Expires: _______

                                        4
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                                 ACKNOWLEDGEMENT

STATE OF                    )
                            ) ss.:
COUNTY OF                   )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                    ____________________________________________
                                    (signature and office of individual taking acknowledgement)

                                    ______________________________
                                    Name:
                                    Notary Public

[NOTARY SEAL]                       _______________ County, ______

                                    My Commission Expires: _______

                                        5
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                                 ACKNOWLEDGEMENT

STATE OF                    )
                            ) ss.:
COUNTY OF                   )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    ____________________________________________
                                    (signature and office of individual taking acknowledgement)

                                    ______________________________
                                    Name:
                                    Notary Public

[NOTARY SEAL]                       _______________ County, ______

                                    My Commission Expires: _______

DRAFTED BY AND WHEN RECORDED RETURN TO:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
ATTN: Lisa Gordon, Esq.

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                                    EXHIBIT A

                                    Mortgage

                  Mortgage executed by JV ILL REALTY CORP., an Illinois corporation, as mortgagor, and SOCIETE GENERALE, as mortgagee, dated as of October 19, 1999 and recorded on October 26, 1999 as Document Number R1999-227062, as amended by First Amendment to Mortgage between Mortgagor and Mortgagee, dated as of October 19, 1999 and recorded on September 11, 2001 as Document Number R2001-192560.

                                        7
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                                    EXHIBIT B

                                Legal Description

LOTS 12, 13, AND 14 IN ROSELLI-MONBROD INDUSTRIAL DISTRICT UNIT 1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 40 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN DUPAGE COUNTY, ILLINOIS.

Address: 905 South Westwood Avenue, Addison, Illinois

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